UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
BORGWARNER INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information Meeting Type: Annual Meeting BORGWARNER INC. For holders as of: March 02, 2010 Date: April 28, 2010 Time: 9:00 AM EST Location: BorgWarner Inc. 3850 Hamlin Road Auburn Hills, Michigan 48326 You are receiving this communication because you hold shares in the above named company. BORGWARNER INC. 3850 HAMLIN ROAD This is not a ballot. You cannot use this notice to vote AUBURN HILLS, MI 48326 these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the R2.09.05.010 important information contained in the proxy materials before voting. _1 See the reverse side of this notice to obtain 0000047695 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report on Form 10K 2. Notice & Proxy Statement How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 14, 2010 to facilitate timely delivery. . To facilitate timely delivery please make the request as instructed above on or before How To Vote Please Choose One of The Following Voting Methods R2.09.05.010 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special _2 requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. 0000047695 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Jere A. Drummond 02 Timothy M. Manganello 03 John R. McKernan, Jr. 04 Ernest J. Novak, Jr. The Board of Directors recommends you vote FOR the following proposal(s): 2 To ratify the appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Company for 2010. NOTE: 3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the notice of annual meeting, the proxy statement and the annual report on Form 10-K for the annual period ended December 31, 2009. R2.09.05.010 _3 0000047695

0000047695_4 R2.09.05.010